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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): March 2, 2001


                               Sapient Corporation
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                         0-28074                       04-3130648
(State or Other Jurisdiction              (Commission                  (I.R.S. Employer
       of Incorporation)                  File Number)                Identification No.)


         One Memorial Drive
            Cambridge, MA                                                    02142
(Address of Principal Executive Offices)                                   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 621-0200


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         On March 2, 2001, Sapient Corporation issued a press release (which is attached hereto as Exhibit 99) announcing that it was undertaking certain cost-reduction moves, including reducing its workforce, closing its Sydney, Australia office and reducing rent-related costs. The press release also announced that Sapient Corporation was lowering its first quarter revenue and earnings outlook.

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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Financial Statements of Businesses Acquired

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

                  See Exhibit Index attached hereto.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 2, 2001                                   SAPIENT CORPORATION
                                                           (Registrant)

                                             By: /s/ Edward G. Goldfinger
                                                     Edward G. Goldfinger
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------
99.1              Press release.


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